                                                                 EXHIBIT (a)(20)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended to seek advice from your own appropriately authorised independent financial adviser.

N M Rothschild & Sons Limited is acting for Atlantic Richfield Company ("ARCO") and ARCO Irish Holdings Inc. ("ARCO Irish Holdings") in connection with the Final Offer and no one else and will not be responsible to anyone other than ARCO and ARCO Irish Holdings for providing the protections afforded to customers of N M Rothschild & Sons Limited nor for providing advice in relation to the Final Offer. N M Rothschild & Sons Limited is acting through Rothschild Inc. for the purposes of making the Final Offer in the United States.

If you have sold or otherwise transferred all your shares in Aran Energy plc ("Aran"), please pass this document, all accompanying documents and (where applicable) the accompanying reply-paid envelope as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee. HOWEVER, THIS FORM OF ACCEPTANCE SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA, OR JAPAN.

This Form should be read in conjunction with the accompanying Final Offer document dated 9 October 1995 from Rothschilds (the "Final Offer document").
The definitions used in the offer document dated 25 August 1995 (the "Original Offer document") and the Final Offer document also apply, where the context requires, in this Form.
--------------------------------------------------------------------------------

                   FORM OF ACCEPTANCE, AUTHORITY AND ELECTION

                                FINAL CASH OFFER

                                       BY

                         N M ROTHSCHILD & SONS LIMITED

                                  ON BEHALF OF

                        ARCO IRISH HOLDINGS INC. [LOGO]

                      TO ACQUIRE THE ENTIRE SHARE CAPITAL

                                       OF

                                ARAN ENERGY plc

--------------------------------------------------------------------------------

                               ACTION TO BE TAKEN

 . Please read pages 2 and 4 of this Form, where detailed instructions on how to complete this Form and accept the Final Offer in respect of your Aran shares are set out, and complete and sign page 3, in the presence of a witness (who should also sign where indicated).

                                    AND THEN

   return this Form, duly completed and signed, together with your share certificate(s) and/or other document(s) of title, either by hand or by post to AIB Bank, Registrars' & New Issue Department, Bankcentre, P.O. Box 954, Ballsbridge, Dublin 4 or The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, P.O. Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ or by hand only to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, 67 Lombard Street, London EC3P 3DL or, by post to First Chicago Trust Company of New York, Suite 4660, P.O. Box 2559, Jersey City, NJ 07303 or by hand or overnight courier to First Chicago Trust Company of New York, Suite 4680, 14 Wall Street, Eighth Floor, New York, NY 10005 AS SOON AS POSSIBLE, AND IN ANY EVENT SO AS TO BE RECEIVED BY NOT LATER THAN 1.00 P.M. (DUBLIN AND LONDON TIME),
   9.00 A.M. (NEW YORK CITY TIME) ON 24 OCTOBER 1995. A REPLY-PAID ENVELOPE IS ENCLOSED FOR YOUR USE IF YOU HAVE A REGISTERED ADDRESS IN THE REPUBLIC OF IRELAND OR THE UNITED KINGDOM.

 . If you are sending this document to First Chicago Trust Company of New York you should refer to the discussion of US back-up withholding requirements in paragraph 12 of Appendix 4 to the Original Offer document.

 . If your share certificate(s) and/or other document(s) of title is/are with your bank, stockbroker or other agent, you should complete and sign this Form and arrange for it to be lodged by such agent with the relevant document(s).

 . If your share certificate(s) and/or other document(s) of title is/are not readily available, the Form should nevertheless be signed and returned as stated above and the share certificate(s) and/or other document(s) of title forwarded as soon as possible thereafter to AIB Bank, The Royal Bank of Scotland plc or, if appropriate, First Chicago Trust Company of New York, at any of the addresses given above.

 . The provisions of Appendix 1 of the Final Offer document are deemed to be incorporated in, and form part of, this Form and should be read in conjunction with this Form.

 . If you hold Aran shares jointly with others, you must arrange for your co-holders to sign this Form.

IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE THIS FORM, PLEASE TELEPHONE AIB BANK IN DUBLIN ON 01 660 0311 (EXT. 12280), THE ROYAL BANK OF SCOTLAND plc IN BRISTOL ON 0117 937 0666 OR FIRST CHICAGO TRUST COMPANY OF NEW YORK IN THE US ON (800) 659 6111 (TOLL FREE) OR (201) 324 0137.

                           How to complete this Form
THIS FORM MAY NOT BE USED TO ACCEPT THE FINAL OFFER IN RESPECT OF ARAN ADSs. Holders of Aran ADSs wishing to accept the Final Offer in respect of such securities should complete a Letter of Transmittal and any of the documents related thereto if applicable. Copies of these documents may be obtained from AIB Bank, The Royal Bank of Scotland plc or First Chicago Bank of New York at the appropriate address on the front cover of this Form.

--------------------------------------------------------------------------------

          PLEASE FOLLOW THE INSTRUCTIONS BELOW WHEN COMPLETING PAGE 3.

[1] TO ACCEPT THE FINAL OFFER FOR YOUR ARAN SHARES

    IF YOU WISH TO ACCEPT THE FINAL OFFER IN RESPECT OF THE SAME NUMBER OF SHARES WHETHER THE STATOIL/CONNEMARA PROPOSAL IS APPROVED OR NOT, INSERT IN BOX [1] THE TOTAL NUMBER OF ARAN SHARES FOR WHICH YOU WISH TO ACCEPT AND LEAVE BOX [1A] AND BOX [1B] BLANK.

    YOU MUST ALSO SIGN BOX [2] IN THE PRESENCE OF A WITNESS,
    WHICH WILL CONSTITUTE YOUR ACCEPTANCE OF THE FINAL OFFER, AND
    COMPLETE BOX [3]. YOU SHOULD ALSO COMPLETE BOXES [4] AND/OR
    [5], [6] OR [7] AS APPROPRIATE.

                                 OR                                    ICON
                                                                     INDICATING
    (I) IF YOU WISH TO ACCEPT THE FINAL OFFER ONLY IF THE             TO "SEE
        STATOIL/CONNEMARA PROPOSAL IS NOT APPROVED, INSERT IN        NEXT PAGE"
        BOX [1A] THE NUMBER OF SHARES IN RESPECT OF WHICH YOU WISH
        TO ACCEPT.
   (II) IF YOU WISH TO ACCEPT THE FINAL OFFER ONLY IF THE
        STATOIL/CONNEMARA PROPOSAL IS APPROVED, INSERT IN BOX
        [1B] THE NUMBER OF SHARES IN RESPECT OF WHICH YOU WISH TO
        ACCEPT.
  (III) IF YOU WISH TO VARY THE NUMBER OF ARAN SHARES IN RESPECT
        OF WHICH YOU WISH TO ACCEPT THE FINAL OFFER DEPENDING ON
        THE OUTCOME OF THE STATOIL/CONNEMARA PROPOSAL, INSERT IN
        BOX [1A] THE NUMBER OF SHARES IN RESPECT OF WHICH YOU
        WISH TO ACCEPT IF THE STATOIL/CONNEMARA IS NOT APPROVED
        AND INSERT IN BOX [1B] THE NUMBER OF SHARES IN RESPECT
        OF WHICH YOU WISH TO ACCEPT IF IT IS APPROVED.

  IN EACH CASE, YOU MUST ALSO SIGN BOX [2] IN THE PRESENCE OF A
  WITNESS WHICH WILL CONSTITUTE YOUR ACCEPTANCE OF THE FINAL
  OFFER, AND COMPLETE BOX [3]. YOU SHOULD ALSO COMPLETE
  BOXES [4] AND/OR [5], [6] OR [7] AS APPROPRIATE.

  INCOMPLETE OR INACCURATE ACCEPTANCES: IF YOU SIGN BOX [2] AND DO NOT INSERT A NUMBER IN ANY OF BOXES [1], [1A] OR [1B] YOU WILL BE DEEMED TO HAVE ACCEPTED THE FINAL OFFER IN RESPECT OF YOUR ENTIRE REGISTERED HOLDING OF ARAN SHARES WHETHER OR NOT THE STATOIL/CONNEMARA PROPOSAL IS APPROVED. IF YOU INSERT IN ANY OF BOXES [1], [1A] OR [1B] A NUMBER GREATER THAN YOUR ENTIRE REGISTERED HOLDING OF ARAN SHARES, YOU WILL BE DEEMED TO HAVE INSERTED INSTEAD THE NUMBER EQUAL TO YOUR ENTIRE REGISTERED HOLDING.

  NOTE: BY COMPLETING BOX [2], YOU APPOINT A DIRECTOR OF ROTHSCHILDS AS YOUR REPRESENTATIVE (IF YOU ARE A BODY CORPORATE) OR YOUR ATTORNEY (IF YOU ARE AN INDIVIDUAL) TO ATTEND, SPEAK AND VOTE ON YOUR BEHALF AT THE ARAN EGM TO BE HELD ON 23 OCTOBER 1995. THIS APPOINTMENT IS MADE IN ACCORDANCE WITH, AS APPROPRIATE, PART B OF APPENDIX 1 TO THE FINAL OFFER DOCUMENT, ARTICLE 75 OF THE ARTICLES OF ASSOCIATION OF ARAN AND
  SECTION 139 OF THE IRISH COMPANIES ACT.

 YOUR ACCEPTANCE SHOULD BE RECEIVED AS SOON AS POSSIBLE AND IN ANY EVENT BY NOT LATER THAN 1.00 P.M. (DUBLIN AND LONDON TIME), 9.00 A.M. (NEW YORK CITY TIME)
                              ON 24 OCTOBER 1995.

--------------------------------------------------------------------------------
[2] SIGNATURES
    ----------

    YOU MUST SIGN                 applicable, a corporation
    BOX [2] REGARDLESS OF         may execute this Form as
    WHICH OTHER BOX(ES) YOU       a deed in any manner
    COMPLETE.                     permitted by the laws of
                                  the territory in which
    IN THE CASE OF JOINT          the corporation is
    HOLDERS ALL SUCH HOLDERS      incorporated for the
    MUST SIGN.                    execution of this Form as
                                  a deed.
    YOU MUST SIGN IN THE                                                ICON
    PRESENCE OF A WITNESS,        If this Form is not                INDICATING
    WHO SHOULD ALSO SIGN          signed by the registered            TO "SEE
    WHERE INDICATED, AND GIVE     holder(s), insert the              NEXT PAGE"
    DETAILS OF HIS/HER NAME,      name(s) and capacity
    ADDRESS AND OCCUPATION.       (e.g. executor(s)), of
    THE WITNESS MUST NOT BE       the person(s) signing
    ANOTHER JOINT HOLDER AND      this Form. You should
    MUST BE OVER EIGHTEEN.        also deliver evidence of
                                  your authority in
    A corporation must            accordance with the notes
    execute under seal, the       on page 4 of this Form.
    seal being affixed and
    witnessed in accordance       This Form shall take
    with its Articles of          effect as a Deed executed
    Association or other          by you and by any joint
    regulations.                  holder(s).
    Alternatively, where

--------------------------------------------------------------------------------
[3] FULL NAME(S) AND ADDRESS
    ------------------------

    Complete Box [3] with         CAPITALS, and provide a
    the full name and address     daytime telephone number
    of the sole or first-         whereupon you may be
    named registered holder       contacted in the event of
    together with the names       any query.
    of all other joint
    holders (if any) in BLOCK
--------------------------------------------------------------------------------
[4] ALTERNATIVE ADDRESS
    -------------------

    If you want the               your bank manager or
    consideration and other       stockbroker), you should
    documents to be sent to       also complete Box [4] in
    someone other than the        BLOCK CAPITALS with an
    first-named registered        address outside
    holder at the address set     Australia, Canada or
    out in Box [3] (e.g.          Japan.
--------------------------------------------------------------------------------
[5] IRISH POUNDS PAYMENT ELECTION
    -----------------------------

    Accepting Aran                put a "X" in Box [5];
    shareholders with             otherwise you will
    registered addresses in       receive payment in pounds
    the UK who wish to            sterling (unless you
    receive payment of all        elect to receive US
    (but not part) of the         dollars -- see Box [7]).
    consideration to be paid
    in Irish pounds,

    NOTE: SEE PARAGRAPH 12 ON PAGES 19 AND 20 OF THE FINAL OFFER DOCUMENT FOR FURTHER INFORMATION ON THE CURRENCY ELECTIONS.
--------------------------------------------------------------------------------
[6] POUNDS STERLING PAYMENT ELECTION
    --------------------------------

    Accepting Aran                on the Irish pounds Final
    shareholders with             Offer price) into pounds
    registered addresses          sterling at the noon
    outside the UK who wish       buying rate prevailing in
    to receive payment of all     London for transfers in
    (but not part) of the         Irish pounds on the
    consideration to be paid      latest practicable
    in pounds sterling, put a     business day preceding
    "X" in Box [6];               the date of despatch of
    otherwise you will            payment as certified by
    receive payment in Irish      The Royal Bank of
    pounds (unless you elect      Scotland plc. All costs
    to receive US dollars --      of such conversion will
    see Box [7]). If you put      be paid by ARCO Irish
    a "X" in Box [7], ARCO        Holdings.
    Irish Holdings will
    arrange for the
    conversion of the
    consideration payable to
    you (based

    NOTE: SEE PARAGRAPH 12 ON PAGES 19 AND 20 OF THE FINAL OFFER DOCUMENT FOR FURTHER INFORMATION ON THE CURRENCY ELECTIONS.
--------------------------------------------------------------------------------
[7] US DOLLARS PAYMENT ELECTION
    ---------------------------

    Any accepting Aran            consideration payable to
    shareholders who wish to      you (based on the Irish
    receive payment of all        pounds Final Offer price)
    (but not part) of the         into US dollars at the
    consideration to be paid      noon buying rate
    in US dollars, put a "X"      prevailing in London for
    in Box [7]; otherwise         transfers in Irish pounds
    (unless you specify           on the latest practicable
    differently in Box [5]        business day preceding
    or Box [6]) you will          the date of despatch of
    automatically receive         payment as certified by
    payment in Irish pounds       The Royal Bank of
    or, if you have a             Scotland plc. All costs
    registered address in the     of such conversion will
    UK, pounds sterling. If       be paid by ARCO Irish
    you put a "X" in              Holdings.
    Box [7], ARCO Irish
    Holdings will arrange for
    the conversion of the

    NOTE: SEE PARAGRAPH 12 ON PAGES 19 AND 20 OF THE FINAL OFFER DOCUMENT FOR FURTHER INFORMATION ON THE CURRENCY ELECTIONS.
--------------------------------------------------------------------------------

Please complete as explained on pages 2 and 4
================================================================================
[1] To accept the Final Offer
    Complete Box [1] if you wish to accept the Final Offer in respect of the same number of Aran shares whether or not the Statoil/Connemara proposal is approved. Then complete Box [3] and sign Box [2] in the presence of a witness who should sign and give details of his/her name, address and occupation where indicated.

                                               Box [1]
                          ----------------------------
                            No. of Aran shares_______
                          ----------------------------

  If instead you wish to accept the Final Offer in respect of some or all of your Aran shares on a basis which depends upon whether or not the Statoil/Connemara proposal is approved, you should read carefully the Guidance Notes on page 2 which set out how you should complete Box [1A] and/or Box [1B]. Then complete Box [3] and sign Box [2] in the presence of a witness who should sign and give details of his/her name, address and occupation where indicated.

                           Box [1A]                          Box [1B]
       ----------------------------      ----------------------------
        No. of Aran shares________        No. of Aran shares________
       ----------------------------      ----------------------------

  Please also complete Boxes [4] and/or [5], [6], or [7] if appropriate. PLEASE READ CAREFULLY THE INSTRUCTIONS OPPOSITE BOXES [5], [6], AND [7] ON PAGE 2 REGARDING THE CURRENCY IN WHICH YOU WILL RECEIVE YOUR CONSIDERATION.
================================================================================
[2] Sign here to accept the Final Offer                                  Box [2]

             ---------------------------------------------------------
             SIGNED AS A DEED AND DELIVERED BY/EXECUTED AS A DEED BY:

             1. Signature of holder_____   3. Signature of holder ____
             in the presence of:           in the presence of:
             (Witness) name ____________   (Witness) name ____________
             Address ___________________   Address ___________________
             Occupation ________________   Occupation ________________
             Signature of witness ______   Signature of witness ______

             2. Signature of holder ____   4. Signature of holder ____
             in the presence of:           in the presence of:
             (Witness) name ____________   (Witness) name ____________
             Address ___________________   Address ___________________
             Occupation ________________   Occupation ________________
             Signature of witness ______   Signature of witness ______
             =========================================================
                                           Director __________________
             For use by a corporation      Signature _________________
             Executed as a Deed by _____   Director/Secretary ________
             ___________________________   Signature _________________
             (name of corporation)
             ---------------------------------------------------------
================================================================================
[3] Full name(s) and address                                             Box [3]

             ------------------------------------------------------------
               First-named registered       Joint registered holders
                       holder



              1. Forename(s)               2. Forename(s)
              ---------------------------  ---------------------------
              (Mr, Mrs, Ms, Miss or        (Mr, Mrs, Ms, Miss or
              Title)                       Title)

              Surname                      Surname
              ---------------------------  ---------------------------
              Address                      3. Forename(s)
              ---------------------------  ---------------------------
              ---------------------------  (Mr, Mrs, Ms, Miss or
              ---------------------------  Title)

              Postcode                     Surname
              ---------------------------  ---------------------------
                                           4. Forename(s)

                                           ---------------------------
                                           (Mr, Mrs, Ms, Miss or
                                           Title)

                                           Surname
                                           ---------------------------
            ------------------------------------------------------------
             Please give a daytime telephone number where you may be
             contacted in the event of a query. Tel.:
================================================================================
[4] Address to which consideration and                                   Box [4]
    other document(s) are to be sent if
    not your own (to be completed in block
    capitals)

IRISH REGISTERED SHAREHOLDERS WHO WISH   --------------------------------
TO RECEIVE PAYMENT IN IRISH POUNDS          Name _____________________
SHOULD NOT COMPLETE ANY OF BOXES
[5], [6] OR [7]                           Address __________________
                                            __________________________
                                            Postcode _________________
                                          --------------------------------
================================================================================
[5] If you have a registered address in the UK and wish to receive payment in
    Irish pounds, put a "X" in Box [5]. Unless you have marked this Box or
    Box [7], you will receive pounds sterling.
                                                                      Box 5 [_]
================================================================================
[6] If you have a registered address outside the UK and wish to receive payment in pounds sterling, put a "X" in Box [6]. Unless you have marked this Box or Box [7], you will receive Irish pounds.
                                                                      Box 6 [_]
================================================================================
[7] If you wish to receive payment in US dollars, put a "X" in Box [7]
                                                                      Box 7 [_]
================================================================================

For office use only
-------------------
H
-------------------
C
-------------------
Q
-------------------


--------------------------------------------------------------------------------
FOR USE BY REGISTRARS/STOCK EXCHANGE

-------------------------------------------------------------------------------

        FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM

In order to avoid delay and inconvenience to yourself, the following points may assist you.

1. IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY)

   Send this Form by the quickest means (e.g. air mail) to the holder for execution (but not into Australia, Canada or Japan) or, if he has executed a power of attorney, have this Form signed by the attorney in the presence of a witness. In the latter case, the original power of attorney (or a copy thereof duly certificated in accordance with the Powers of Attorney Act 1971 of the United Kingdom) must be lodged with this Form for noting. No other signatures are acceptable.

2. IF YOU HAVE SOLD OR TRANSFERRED ALL YOUR ARAN SHARES

   You should at once send this Form, together with the accompanying Final Offer Document and (where provided) the reply-paid envelope, as soon as possible to the purchaser or transferee, or, to the bank, stockbroker or other agent through whom the sale or transfer was effected for onward transmission to the purchaser or transferee. However, this Form of Acceptance should not be distributed, forwarded or transmitted to Australia, Canada or Japan.

3. IF THE SOLE HOLDER HAS DIED

   If the Grant of Probate or Letters of Administration or equivalent documentation has/have been registered with Aran (or its registrars), this Form must be signed by the personal representative(s) of the deceased or equivalent person and lodged with AIB Bank, The Royal Bank of Scotland plc or First Chicago Trust Company of New York (as appropriate), at the appropriate address given on page 1 of this Form. If the Grant of Probate or Letters of Administration or equivalent document has/have not been registered with Aran (or its registrars), the personal representative(s) or the prospective personal representative(s) should sign this Form in the presence of a witness and forward it to AIB Bank, The Royal Bank of Scotland plc or First Chicago Trust Company of New York (as appropriate), with the share certificate(s) and/or other document(s) of title and a sealed copy of the Grant of Probate or Letters of Administration or equivalent documentation must be lodged as soon as possible thereafter and in any case before the cash remittances due under the Final Offer can be forwarded to the personal representative(s).

4. IF ONE OF THE HOLDERS OF A JOINT ACCOUNT HAS DIED

   This Form must be signed by all the surviving holders, each in the presence of a witness, and lodged with AIB Bank, The Royal Bank of Scotland plc or First Chicago Trust Company of New York (as appropriate), at the appropriate address given on page 1 of this Form with the share certificate(s) and/or other document(s) of title, accompanied by the death certificate, Grant of Probate or Letters of Administration or equivalent documentation in respect of the deceased holder.

5. IF YOU DO NOT HAVE YOUR SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF
   TITLE

   If your share certificate and/or other document(s) of title is/are held by your bank or some other agent, complete this Form and, if the share certificate(s) is/are readily obtainable, deliver this completed Form to your agent for lodging with AIB Bank, The Royal Bank of Scotland plc or First Chicago Trust Company of New York (as appropriate), at the appropriate address given on page 1 of this Form, accompanied by the share certificate(s) and/or other document(s) of title.

   If the share certificate(s) and/or other document(s) of title is/are not readily available, you should complete this Form and lodge it together with such document(s) of title as is/are available and a letter stating that all/the balance of such document(s) of title will follow as soon as possible thereafter or alternatively that you have lost one or more of your share certificate(s) and, if applicable, arrange for the share certificate(s) and/or other document(s) of title to be forwarded as soon as possible thereafter.

   If the share certificate(s) and/or other document(s) of title has/have been lost, you should complete this Form and lodge it, together with any certificate(s) available, with AIB Bank, The Royal Bank of Scotland plc or First Chicago Trust Company of New York (as appropriate), at the appropriate address given on page 1 of this Form. At the same time you should write to the registrars of Aran who are Bank of Ireland, Registrars' Department, P.O. Box 4044, Hume House, Ballsbridge, Dublin 4, Ireland, advising them of the loss and asking for a letter of indemnity which must be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with AIB Bank, The Royal Bank of Scotland plc or First Chicago Trust Company of New York (as appropriate), at the address given on page 1 of this Form and to which you sent your Form of Acceptance.

6. IF THE FORM HAS BEEN SIGNED UNDER POWER OF ATTORNEY

   The completed Form together with the share certificate(s) should be lodged with AIB Bank, The Royal Bank of Scotland plc or First Chicago Trust Company of New York (as appropriate), at the appropriate address given on page 1 of this Form, accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971 of the United Kingdom) for noting.

7. IF YOUR FULL NAME OR OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE SHARE CERTIFICATE(S), FOR EXAMPLE

  (a) Name on the certificate.........................................John Burk
      Correct name...................................................John Burke

      Complete this Form with the correct name and lodge it, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate(s) and the person who signed this Form are one and the same.

  (b) Incorrect address

      Write the correct address on this Form.

  (c) Change of name

  If you have changed your name, lodge your marriage certificate or the deed poll with this Form for noting. Cash remittances due to you under the Final Offer cannot be sent until all relevant documents have been properly completed and lodged, either by post or by hand to AIB Bank, Registrars' & New Issue Department, Bankcentre, P.O. Box 954, Ballsbridge, Dublin 4 or The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, P.O. Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ or by hand only to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, 67 Lombard Street, London, EC3P 3DL or, if more convenient, by post to First Chicago Trust Company of New York, Suite 4660, P.O. Box 2559, Jersey City, NJ 07303 or by hand or overnight courier to First Chicago Trust Company of New York, Suite 4680, 14 Wall Street, Eighth Floor, New York, NY 10005. Subject to the provisions of the City Code, ARCO Irish Holdings and Rothschilds reserve the right to treat as valid, in whole or in part, acceptances of the Final Offer which are not entirely in order or which are not accompanied by the relevant share certificate(s) and/or other document(s) of title.

                   Printed by RR Donnelley Financial, 16384